                                                 EPC Contract - Steamboat Galena

                                    GUARANTY

          This ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT GUARANTY,
made and delivered as of August 2, 2004 (this "Guaranty"), is by ORMAT
TECHNOLOGIES INC., a Delaware corporation (the "Guarantor"), in favor of ORNI 7
LLC, a Delaware limited liability company (together with its successors in such capacity, the "Guaranteed Party").

          WHEREAS, the Guaranteed Party and Ormat Nevada Inc., a Delaware
corporation, as contractor (the "Contractor"), are parties to an Engineering,
Procurement and Construction Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "EPC Agreement").
Capitalized terms used in this Guaranty but not otherwise defined herein shall have the meanings assigned to such terms in the EPC Agreement.

          WHEREAS, the Guarantor has agreed to provide assurance for the performance of the Contractor's obligations in connection with the EPC
Agreement; and

          WHEREAS, the execution and delivery of this Guaranty is a condition to the Guaranteed Party's further performance of its obligations under the terms of the EPC Agreement.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

          1. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees, as the primary obligor and not merely as surety, to and for the benefit of the Guaranteed Party, the timely performance when due by the
Contractor of all obligations, whether financial or non-financial, required to be performed by it under the EPC Agreement, including, without limitation, the due and punctual payment in full by the Contractor of all amounts required to be paid by it thereunder (the obligations guaranteed hereunder hereinafter referred to as the "Guaranteed Obligations"). The guaranty contained herein is an absolute, unconditional, present and continuing guaranty of payment and performance, and not of collection, is in no way conditioned or contingent upon any attempt to collect from or enforce payment or performance by Contractor or upon any other event, contingency or circumstance whatsoever, and shall be binding upon and against the Guarantor without regard to the validity or enforceability of the EPC Agreement. If, for any reason whatsoever, the
Contractor shall fail or be unable duly, punctually and fully to pay or perform any Guaranteed Obligation as and when the same shall become due and payable or when such performance shall be required under the EPC Agreement, the Guarantor shall forthwith pay, perform, cause to be paid, or cause to be performed, such
Guaranteed Obligation to the Guaranteed Party.

          2. Guaranty Absolute. The Guarantor agrees that the obligations of the
Guarantor set forth in this Guaranty shall be direct obligations of the
Guarantor, and such obligations shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense

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(other than to the extent available to Contractor under the EPC Agreement) based upon any claim the Guarantor may have against the Guaranteed Party and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected or impaired by, any circumstance or condition whatsoever (other than full and strict compliance by the Guarantor with its obligations hereunder as expressly provided herein, provided, however, that the
Guarantor shall be entitled to assert as a defense to performance any defenses to performance available to Contractor under the EPC Agreement), including, without limitation:

               (a) any amendment or modification of or supplement to or other change in the EPC Agreement or any exhibit attached thereto;

               (b) any failure, omission or delay on the part of the Guaranteed
     Party to conform or comply with any term of the EPC Agreement or any exhibit attached thereto;

               (c) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of the EPC
     Agreement or any obligation or liability of the Guaranteed Party, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the EPC Agreement or any such obligation or liability, provided that the Guaranteed Obligations will be deemed waived, extended, released, terminated, liquidated or otherwise amended to the extent of an express agreement or consent to in writing for the same by Contractor, the
     Guaranteed Party and the Collateral Agent.

               (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation or similar proceeding with respect to the
     Contractor, the Guarantor, the Guaranteed Party or any of their respective properties, or any action taken by any trustee or receiver or by any court in any such proceeding;

               (e) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of the
     EPC Agreement or any exhibit attached thereto or any term or provision thereof (other than as a result of the performance or payment in full of the Guaranteed Obligations or as a result of an express agreement or consent to in writing for the same by Contractor, the Guaranteed Party and the Collateral Agent);

               (f) any merger or consolidation of the Guarantor, the Guaranteed
     Party, or the Contractor into or with any other corporation or any sale, lease or transfer of all or any of the assets of the Guarantor, the
     Guaranteed Party, or the Contractor;

               (g) any change in the ownership of the Guarantor, the Guaranteed
     Party, or the Contractor; or

               (h) to the extent permitted under applicable Laws, any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, which might otherwise constitute a legal or equitable defense available to, or discharge of

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     the liabilities of, the Contractor or the Guarantor as a guarantor or surety which might otherwise limit recourse against the Guarantor in respect of the Guaranteed Obligations, other than performance in full of the Guaranteed Obligations.

          The Guaranteed Obligations constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties. Without limiting the generality of the foregoing, the Guarantor agrees that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Contractor shall default under, or fail to comply with, the terms of the EPC Agreement and that notwithstanding the recovery hereunder for or in respect of any given default or failure to so comply by the Contractor under the EPC Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default. If (i) an event permitting the exercise of remedies under the EPC Agreement, as the case may be, shall at any time have occurred and be continuing and (ii) such exercise, or any consequences thereof provided in the
EPC Agreement, shall at any time be prevented by reason of the pendency against the Contractor of a case or proceeding under any bankruptcy or insolvency law, the Guarantor agrees that, solely for purposes of this Guaranty and its obligations hereunder, the EPC Agreement shall be deemed to have been declared in default and obligations thereunder shall be deemed to be due and payable, with all the attendant consequences as provided in such EPC Agreement as if declaration of default and the consequence thereof had been accomplished in accordance with the terms thereof, and the Guarantor shall, upon demand, forthwith perform the obligations guaranteed hereunder.

          The obligations of the Guarantor hereunder are several from the
Contractor or any other person, and are primary obligations concerning which the
Guarantor is the principal obligor. There are no conditions precedent to the enforcement of this Guaranty, except as expressly contained herein. It shall not be necessary for the Guaranteed Party, in order to enforce payment by the
Guarantor under this Guaranty, to show any proof of the Contractor's default, to exhaust its remedies against the Contractor, any other guarantor, or any other person liable for the payment or performance of the Guaranteed Obligations.

          In no case shall the Guarantor be liable under this Guaranty or in respect of the Guaranteed Obligations to an extent greater than the Guaranteed
Obligations.

          3. Waiver. The Guarantor hereby unconditionally waives, to the extent permitted by applicable Laws:

               (a) notice of any of the matters referred to in Section 2 hereof;

               (b) all notices which may be required by Laws now or hereafter in effect, to preserve any rights of the Guarantor hereunder, including, without limitation, any demand or proof of notice of non-payment or non-performance of any Guaranteed Obligation;

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               (c) any right to require the enforcement, assertion or exercise of any right, remedy, power or privilege by the Guaranteed Party under or in respect of the EPC Agreement or any exhibit attached thereto;

               (d) notice of acceptance of this Guaranty and of the creation or existence of any of the Guaranteed Obligations; demand (other than as expressly required hereunder), protest, presentment, notice of default and any requirement of diligence;

               (e) any requirement to exhaust any remedies resulting from default by the Contractor under the EPC Agreements;

               (f) any requirement that suit be brought against, or any other action by the Guaranteed Party be taken against, or, other than as required under the EPC Agreement, any notice of default or other notice be given to, or any demand be made on, the Contractor, or that any other action be taken or not taken as a condition to Guarantor's liability for the Guaranteed
     Obligations under this Guaranty or as a condition to the enforcement of this Guaranty against Guarantor; and

               (g) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor, or which might otherwise limit recourse against the Guarantor,

     all provided that Guarantor shall be entitled to assert as a defense to performance thereunder any defenses to performance available to the
     Contractor under the EPC Agreement.

          4. Expenses. The Guarantor agrees to pay on demand any and all costs including reasonable legal fees, and other expenses incurred by the Guaranteed
Party in enforcing the Guarantor's obligations under this Guaranty.

          5. Subrogation. Notwithstanding any payment or payments made by the
Guarantor hereunder or any set-off or application of funds of the Guarantor by the Guaranteed Party hereof, the Guarantor shall not be entitled to be subrogated to any of the rights of the Contractor or of any rights of the
Guaranteed Party hereunder or any collateral, security or guaranty or right of set-off held by the Guaranteed Party for the payment of the obligations guaranteed hereunder, nor shall the Guarantor seek or be entitled to seek any reimbursement from the Contractor in respect of payments made by the Guarantor hereunder, until all amounts and performance owing to the Guaranteed Party by the Contractor on account of the obligations guaranteed hereunder are paid and performed in full.

          6. Reinstatement. The Guarantor agrees that this Guaranty shall be automatically reinstated with respect to any payment made by or on behalf of the
Contractor pursuant to the EPC Agreement if and to the extent that such payment is rescinded or must be otherwise restored, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

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          7. Representation and Warranties. The Guarantor represents and warrants to the Guaranteed Party that:

               (a) The Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full, requisite corporate power and authorization to execute, deliver and perform the obligations under this Guaranty.

               (b) The execution, delivery and performance of this Guaranty by the Guarantor have been and remain duly authorized by all necessary corporate action and will not require any approval of its shareholders or of any other person except as has been obtained, and do not contravene any
     Law, or any judgment or order applicable to or binding on it, do not contravene or result in any breach of the Guarantor's certificate of incorporation, bylaws, or any contractual restriction binding on the
     Guarantor or its assets.

               (c) No approval from a Governmental Authority is required to be taken, given or obtained, as the case may be, by or from any government authority and no filing, recording, publication or registration in any public office or any other place, is necessary to authorize the execution, delivery and performance by the Guarantor of this Guaranty or for the legality, validity, binding effect or enforceability hereof.

               (d) This Guaranty has been duly executed and delivered by the
     Guarantor and constitutes the legal, valid and binding obligation of the
     Guarantor enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors'
     rights generally and to general principles of equity (regardless of whether enforcement thereof is sought in a proceeding at law or in equity).

               (e) There is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened, against or affecting the Guarantor or naming the Guarantor as a party that questions the validity or enforceability of this Guaranty or the ability (financial or otherwise) of the Guarantor to perform its obligations hereunder.

               (f) The Contractor is a wholly-owned subsidiary of the Guarantor.

          8. Covenants. The Guarantor agrees that, so long as this Guaranty is in effect, the Guarantor shall:

               (a) preserve and maintain all of its material rights, privileges, and franchises, except where the failure to preserve and maintain any such right, privilege or franchise would not materially and adversely affect the ability of the Guarantor to perform its obligations under this Guaranty;

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               (b) comply with all the requirements of all applicable Laws, except where the failure to comply with any such requirement would not materially and adversely affect the ability of the Guarantor to perform its obligations under this Guaranty;

               (c) not take any action to liquidate or approve any liquidation of the Contractor or the Guaranteed Party; and

               (d) not institute against, or join any other person in
     instituting against the Contractor or the Guaranteed Party any proceeding to adjudicate the Contractor or the Guaranteed Party as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Contractor or the
     Guaranteed Party or its debts under any laws relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the Contractor or the Guaranteed Party for any substantial part of its property, or consent to any voluntary commencement by the Contractor of any such proceeding.

          9. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein or in connection herewith shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          If to the Guaranteed Party:

               ORNI 7 LLC
               Attn: President
               980 Greg Street
               Sparks, Nevada 89431
               Facsimile No.: 702-356-9039
               Telephone No.: 702-356-9029

          If to the Guarantor:

               Ormat Technologies Inc.
               Attn: President
               980 Greg Street
               Sparks, Nevada 89431
               Facsimile No.: 702-356-9039
               Telephone No.: 702-356-9029

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          If to the Contractor:

               Ormat Nevada Inc.
               Attn: President
               980 Greg Street
               Sparks, Nevada 89431
               Facsimile No.: 702-356-9039
               Telephone No.: 702-356-9029

          10. Demand and Payment. Any demand by the Guaranteed Party for performance hereunder shall be in writing and delivered to the Guarantor pursuant to Section 9 hereof, and shall (a) reference this Guaranty and (b)
specifically identify the Contractor and the Guaranteed Obligations to be performed. There are no other requirements of notice, presentment or demand. The
Guarantor shall perform, or cause to be performed, such Guaranteed Obligations within five (5) Business Days of receipt of such demand. The Guarantor shall make all payments of amounts owing pursuant to this Guaranty in immediately available funds.

          11. No Waiver; Remedies. No failure on the part of the Guaranteed
Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The Guaranteed Party shall have all of the rights and remedies available under applicable Laws and may proceed by appropriate court action to enforce the terms hereof and to recover damages for the breach hereof. At the option of the Guaranteed Party and upon notice to the Guarantor, the Guarantor may be joined in any action or proceeding commenced by such Guaranteed Party against the Contractor in respect of any Guaranteed Obligation and recovery may be had against the Guarantor in such action or proceeding or in any independent action or proceeding against the Guarantor, without any requirement that such
Guaranteed Party first assert, prosecute or exhaust any remedy or claim against the Contractor. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable Laws.

          12. Term; Termination. Subject to the terms and provisions of Section
6, this Guaranty shall become effective upon the execution hereof and shall continue in full force and effect until the performance in full of all of the
Contractor's obligations under the EPC Agreement.

          13. Assignment; Successors and Assigns. The Guaranteed Party may, upon notice to the Guarantor, assign its rights hereunder without the consent of the
Guarantor. The Guarantor may not assign its rights hereunder without the consent of the Guaranteed Party. Subject to the foregoing, this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, and legal representatives.

          14. Amendments and Waivers. No amendment of this Guaranty shall be effective unless in writing and signed by the Guarantor and the Guaranteed
Party. No waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in

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any event be effective unless such waiver shall be in writing and signed by the
Guaranteed Party. Any such waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

          15. Section Headings. The headings in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Guaranty.

          16. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          17. Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this
Guaranty are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          18. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the law of the State of New York.

          19. Submission to Jurisdiction. The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the United States District Court for the Southern District of
New York and any New York State Court acting in New York City and any appellate courts from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and the
Guarantor hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such
Nevada State or, to the extent permitted by law, in such Federal court. The
Guarantor hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right the Guaranteed Party may otherwise have to bring any action or proceeding relating to this Guaranty against the Guarantor or its properties in the courts of any jurisdiction.

          20. Waiver of Venue. The Guarantor hereby irrevocably and
unconditionally waive, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in Section 19. The Guarantor hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          21. SERVICE OF PROCESS. THE GUARANTOR HEREBY IRREVOCABLY DESIGNATES,
APPOINTS AND EMPOWERS CT CORPORATION AS

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ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON
ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL
PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR
PROCEEDING RELATING TO THIS GUARANTY. IF, FOR ANY REASON, SUCH DESIGNEE,
APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE GUARANTOR
AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE
TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE GUARANTEED
PARTY. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY
OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF
COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID TO THE GUARANTOR
AT ITS ADDRESS REFERRED TO IN SECTION 9.

          22. WAIVER OF JURY TRIAL. THE GUARANTOR HERETO HEREBY WAIVES, TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY RIGHT IT MAY HAVE TO A TRIAL BY
JURY IN ANY LEGAL PROCEEDING IN ANY JURISDICTION DESCRIBED IN SECTION 19
DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE
TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER
THEORY). THE GUARANTOR HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR
ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH
OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING
WAIVER.

          23. Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Guarantor and the Guaranteed Party with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer effective as of the date first above written.

                                         ORMAT TECHNOLOGIES INC.

                                         By: /s/ Connie Stechman
                                             -----------------------------------
                                             Name: Connie Stechman
                                             Title: Assistant Secretary

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